UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 21, 2013

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
On November 21, 2013, CBL & Associates Limited Partnership (the “Operating Partnership”), the majority-owned operating partnership subsidiary of CBL & Associates Properties, Inc. (the “Company”), and the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC and each of the other underwriters named therein (the “Underwriters”), pursuant to which the Operating Partnership agreed to sell to the Underwriters the Operating Partnership's 5.250% Senior Notes due 2023 in an aggregate principal amount of $450.0 million (the “Notes”).
The offering of the Notes is described in the Company's and the the Operating Partnership's prospectus supplement, dated November 21, 2013, and the accompanying prospectus, dated September 17, 2013, filed with the Securities and Exchange Commission. The Notes were issued pursuant to the Company's and the Operating Partnership's existing shelf registration statement on Form S-3ASR (File Nos. 333-182515 and 333-182515-01).
The description herein of the Underwriting Agreement is qualified in its entirety, and the terms there are incorporated herein, by reference to the Underwriting Agreement filed as Exhibit 1.1 hereto.
Item 7.01 Regulation FD Disclosure.
The Operating Partnership intends to use the net proceeds of approximately $441.9 million to reduce amounts outstanding under its unsecured revolving credit facilities and for general business purposes. The press release announcing the pricing of the Notes is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not applicable
(b)	Pro Forma Financial Information
Not applicable
(c)	Shell Company Transactions
Not applicable
(d)	Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated November 21, 2013, by and among, CBL & Associates Limited Partnership and CBL & Associates Properties, Inc. and the underwriters named therein, for whom J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC served as representatives.

5.8	Opinion of Husch Blackwell LLP as to the legality of the registered securities
99.1	Press Release - CBL & Associates Limited Partnership Prices $450 Million of Senior Unsecured Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

Date: November 22, 2013